UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2003

ALLIANCE BANKSHARES
CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

14280 Park Meadow Drive #350
Chantilly, Virginia 20151
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 814-7200

Item 5. Other Events and Regulation FD Disclosure.

     On September 3, 2003, Alliance Bankshares Corporation issued a press release announcing a three-for-two stock split in the form of a stock dividend. A copy of the company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated September 3, 2003, announcing three-for-two stock split in the form of a stock dividend.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alliance Bankshares Corporation
(Registrant)
By: /s/ Paul M. Harbolick, Jr.

Paul M. Harbolick, Jr.
Executive Vice President & Chief Financial Officer
Principal Financial & Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Press Release dated September 3, 2003, announcing three-for-two stock split in the form of a stock dividend.